SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement	[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

American Independence Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(4)	Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

American Independence Funds Trust
NestEgg Dow Jones 2010 Target Date Fund
NestEgg Dow Jones 2015 Target Date Fund
NestEgg Dow Jones 2020 Target Date Fund
NestEgg Dow Jones 2030 Target Date Fund
NestEgg Dow Jones 2040 Target Date Fund

August 19, 2008

To Our Shareholders:

     Please take note that a SPECIAL MEETING of SHAREHOLDERS (the "Special Meeting") of the American Independence Funds Trust (the "Trust"), with respect to the NestEgg Dow Jones 2010 Target Date Fund, NestEgg Dow Jones 2015 Target Date Fund, NestEgg Dow Jones 2020 Target Date Fund, NestEgg Dow Jones 2030 Target Date Fund, and the NestEgg Dow Jones 2040 Target Date Fund (each, a "Fund," collectively, the "Funds"), will be held on Friday, September 12, 2008, beginning at 10:00 a.m. Eastern Time in the office of American Independence Financial Services, LLC, 335 Madison Avenue, New York, NY 10017. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the Special Meeting and contain the Notice of Special Meeting, proxy statement (the "Proxy Statement") and proxy card.

     As discussed in more detail in the Proxy Statement, the purpose of this Proposal is to change the Funds' fundamental investment objective and policies.

     At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of each Fund (each a "Shareholder," and collectively referred to as "Shareholders") will be asked to:

1) Change each Fund's fundamental investment objective and related policies so that each Fund is no longer required to conform its asset allocation strategy to the Dow Jones Target Date methodology.

2) Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     After careful consideration, the Board of Trustees of the Trust has unanimously approved the above-referenced Proposals and recommends that Shareholders vote "FOR" the Proposals.

     If Shareholders approve the proposal to change the Funds' fundamental investment objectives and policies, the name of each Fund will be changed to eliminate the words "Dow Jones".

     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on September 12, 2008. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the envelope provided. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your vote will be counted in favor of all Proposals. If you have any questions on the Proposals before you vote, please contact the Funds at 1-866-410-2006.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Eric M. Rubin
President

American Independence Funds Trust
NestEgg Dow Jones 2010 Target Date Fund
NestEgg Dow Jones 2015 Target Date Fund
NestEgg Dow Jones 2020 Target Date Fund
NestEgg Dow Jones 2030 Target Date Fund
NestEgg Dow Jones 2040 Target Date Fund
(each, a "Fund," collectively, the "Funds")
335 Madison Avenue, Mezzanine
New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on September 12, 2008

Notice is hereby given that the American Independence Funds Trust (the "Trust") will hold a special meeting (the "Special Meeting") of shareholders of the NestEgg Dow Jones 2010 Target Date Fund, NestEgg Dow Jones 2015 Target Date Fund, NestEgg Dow Jones 2020 Target Date Fund, NestEgg Dow Jones 2030 Target Date Fund, and NestEgg Dow Jones 2040 Target Date Fund, each a series of the Trust (each a “Fund” and collectively the “Funds”), on September 12, 2008 at the Funds' offices at 335 Madison Avenue, Mezzanine, New York, NY 10017, at 10:00 a.m. Eastern Time.

     During the Special Meeting, shareholders of each of the Funds (each a "Shareholder," and collectively referred to as "Shareholders") will vote on the following Proposals:

Proposal 1: Change each Fund's fundamental investment objective and related policies so that each Fund is no longer required to conform its asset allocation strategy to the Dow Jones Target Date methodology.

Proposal 2: Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The attached proxy statement (the "Proxy Statement") provides additional information about this Special Meeting. Shareholders of record of a Fund as of the close of business on August 13, 2008 are entitled to vote at the Special Meeting and any adjournment(s) or postponements, thereof. Each share of a Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal. Whether or not you plan to attend the Special Meeting in person, please vote your shares. Please read the enclosed Proxy Statement carefully before you vote.

     To vote, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Eric M. Rubin
President

August 19, 2008

American Independence Funds Trust
NestEgg Dow Jones 2010 Target Date Fund
NestEgg Dow Jones 2015 Target Date Fund
NestEgg Dow Jones 2020 Target Date Fund
NestEgg Dow Jones 2030 Target Date Fund
NestEgg Dow Jones 2040 Target Date Fund
(each, a "Fund," collectively, the "Funds")

SPECIAL MEETING OF SHAREHOLDERS
to be held on September 12, 2008

PROXY STATEMENT

GENERAL

     This document is a proxy statement (the "Proxy Statement"). This Proxy Statement and enclosed proxy cards are being furnished to shareholders (each, a "Shareholder," and collectively, the "Shareholders") of each of the NestEgg Dow Jones 2010 Target Date Fund, NestEgg Dow Jones 2015 Target Date Fund, NestEgg Dow Jones 2020 Target Date Fund, NestEgg Dow Jones 2030 Target Date Fund, and NestEgg Dow Jones 2040 Target Date Fund (each a series of the American Independence Funds Trust) (each a “Fund” and collectively the “Funds”) in connection with the proposals discussed below (the “Proposals”). This Proxy Statement sets forth concisely the information that Shareholders should know in order to evaluate the Proposal.

     The Board of Trustees (the "Board," the members of which are referred to herein as "Trustees") of American Independence Funds Trust (the "Trust"), is soliciting proxies from Shareholders on behalf of each Fund, for use at the Special Meeting of Shareholders of each of the Funds, to be held in the Funds' offices at 335 Madison Avenue, Mezzanine, New York, NY 10017, at 10:00 a.m. Eastern Time, on Friday, September 12, 2008, and at any and all adjournments thereof (the "Special Meeting").

     The Board has fixed the close of business on August 13, 2008, as the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to Shareholders on or about August 28, 2008.

     At a meeting of the Board held on August 13, 2008, the Board unanimously approved and recommended that you vote FOR all the Proposals.

     It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposal.

The following Proposals will be considered and acted upon at the Special Meeting:

PROPOSALS

1.	Change each Fund's fundamental investment objective and related policies so that each Fund is no longer required to conform its asset allocation strategy to the Dow Jones Target Date methodology.
2.	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's “fundamental” investment policies may only be changed upon shareholder approval.

     If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of another Fund, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal.

     This Proxy Statement should be kept for future reference. The most recent annual report of the Funds (the "Report"), including financial statements, for the fiscal year ended October 31, 2007, has been mailed previously to Shareholders. If you would like to receive an additional copy of the Report free of charge, or copies of any subsequent shareholder report, visit the Funds' web site at http://www.nesteggfunds.com or contact the Trust at 1-866-410-2006. Reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1: ALL FUNDS

APPROVAL TO CHANGE EACH FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND RELATED
POLICIES SO THAT EACH FUND IS NO LONGER REQUIRED TO CONFORM ITS ASSET ALLOCATION
STRATEGY TO THE DOW JONES TARGET DATE METHODOLOGY.

     At a meeting on August 13, 2008, the Board approved a change in the investment objective of each of the Funds to no longer require a Fund’s asset allocation strategy to conform to the Dow Jones Target Date methodology. For the reasons described below, the Board believes that the proposed change is in the best interests of Shareholders.

     Existing Investment Objective and Policies. Each Fund currently seeks to track the performance of one of the Dow Jones Target Date Indices, a unique group of target date indices, less operating expenses. Each Dow Jones Target Date Index contains thousands of domestic securities. By investing in nine stock categories (Dow Jones U.S. Large-Cap Value, Dow Jones U.S. Large-Cap Growth, Dow Jones U.S. Mid-Cap Value, Dow Jones U.S. Mid-Cap Growth, Dow Jones U.S. Small-Cap Value, Dow Jones U.S. Small-Cap Growth, Dow Jones Asia/Pacific, Dow Jones Europe/Canada, and Dow Jones Institutional Emerging Markets), four bond categories (U.S. government bonds, U.S. corporate bonds, U.S. mortgage-backed bonds, and international bonds), and cash and short-term money market securities, each Dow Jones Target Date Index attempts to maximize the diversification benefits of investing in the total global securities market. By tracking a Dow Jones Target Date Index, each Fund seeks to capitalize on the benefits provided by diversification.

     The Dow Jones Target Date Indices are a series of indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each index is a blend of sub-indexes representing three major asset classes (equity, fixed income and money market instruments). The equity asset class currently measures the performance of nine sub-asset classes and the fixed income asset class currently measures the performance of four sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three major asset classes. The potential risk measured by each index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

     Proposed New Investment Objective and Policies. In response to requests from Shareholders and their intermediaries, management and the Board are proposing that the Funds change their respective investment objectives so that each Fund is no longer restricted to conforming to the Dow Jones Target Date methodology. The intention of this proposed change is to give management greater flexibility in how it allocates the assets of each Fund. In order to attempt to maximize performance, management feels that it is necessary to be able to allocate assets as market conditions dictate, and not be hindered by a rigid model. The Funds will continue to invest in the same asset classes, but would also be able to invest in additional asset classes that are not part of the Dow Jones Target Date methodology.

     Because management believes that performance may be enhanced by this change, the Board also anticipates that implementation of Proposal 1 has the potential for growing Fund assets. However, a change in the Funds' fundamental investment objectives and related policies presents certain risks. There is no assurance that the Funds will achieve their investment objectives.

     Potential Risks Associated with Proposal 1. Shareholders should be aware that the proposed change in the Funds' investment objectives and related policies could cause the Funds to be subject to additional risks such as being less diversified and potentially having larger international exposure than are presented by their current objectives and policies.

The Funds' expenses will not be affected by the Proposal 1.

     Additional Changes as a Result of Proposal 1. If you approve the proposed change in the Funds’ investment objectives, you will also be approving a change in each Fund's name to eliminate the words "Dow Jones.". For instance, the NestEgg Dow Jones 2010 Target Date Fund would be renamed the NestEgg 2010 Target Date Fund.

     If Proposal 1 is approved by Shareholders, the current investment objective of each Fund would be deleted and replaced with the proposed investment objective, as shown below.

Applicable Fund	Current Investment Objective and Policy	Proposed New Objective and Policy

NestEgg Dow Jones 2010 Target Date Fund	The Fund seeks to track the overall performance of the Dow Jones 2010 Target Date Index before operating expenses.	The objective of the NestEgg 2010 Target Date Fund
is to obtain the highest total return over time
consistent with an emphasis on capital preservation
and income. The Fund pursues its objective by
investing in a diversified portfolio of stocks, bonds,
and other securities. The Fund’s allocation between
stocks, bonds, and other securities will change over
time in relation to its target retirement date

NestEgg Dow Jones 2015, 2020, 2030, & 2040 Target Date Funds	Each Fund seeks to track the overall performance of the respective Dow Jones Target Date Index before operating expenses.	The objective of the NestEgg 2015,
NestEgg 2020, NestEgg 2030, and NestEgg 2040
Target Date Funds (the “Funds”) is to obtain the
highest total return over time consistent with an
emphasis on capital growth and income. The Funds
pursue their objectives by investing in a diversified
portfolio of stocks, bonds, and other securities. Each
Fund’s allocation between stocks, bonds, and other
securities will change over time in relation to its
target retirement date.

     The Funds operate pursuant to an investment objective, policies and restrictions that govern the investment activities of that Fund and limit their ability to invest in certain types of securities or engage in certain types of transactions. Each Fund’s objective and certain of its restrictions are considered fundamental, meaning that they may not be changed without Shareholder approval. Other restrictions are non-fundamental and may be changed by the Board without Shareholder approval.

     If the proposal is approved by Shareholders, the Funds' systematic reduction of potential risk over time will continue to reflect higher levels of potential risk in the early years and lower levels of potential risk in the years immediately prior to the target date. The Funds will utilize a risk controlled tactical asset allocation model to vary the relative weights of the major asset classes in an attempt to minimize risk and generate additional returns. At 40 years prior to the target year, a Fund's targeted risk level is benchmarked at 90% of the risk of the global equity market as measured by the MSCI All Country World Index (“ACWI”) for the first five years. The benchmarks for the major asset classes, MSCI ACWI and the Lehman Brothers U.S. Government/Credit Index, will be rebalanced systematically to reduce potential risk as the Fund approaches the target date. At 35 years prior to the target year, a Fund’s benchmarks will begin to reflect reductions in potential risk. A new targeted risk level is calculated each quarter as a function of the current risk of the global equity component and the number of months remaining until the Fund's target year. The quarterly risk reductions in the benchmarks continue until the index reflects 20% of the equity risk on December 1st of the year ten years after maturity. Once an index reaches that date, it will always reflect 20% of the equity risk.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE
FUNDS VOTE "FOR" THE AMENDMENT TO EACH OF THE FUNDS'
FUNDAMENTAL INVESTMENT OBJECTIVE AND RELATED POLICIES IN THIS PROPOSAL 1.

OTHER MATTERS

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     The Trust does not hold regular annual Shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent Shareholder meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at American Independence Funds, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017. Proposals must be received with a reasonable time before the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Shareholders may address correspondence that relates to any Fund to the Board as a whole or to individual members , c/o American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017, Attention: Secretary. Upon receipt, all such Shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

     Each share of a Fund is entitled to one vote on each Proposal affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Pustorino, Puglisi & Co, LLP, 515 Madison Avenue, New York, NY 10022, Attention: Anna Lisa Prata) by executing a proxy bearing a later date, or by attending and voting at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

     Proposal 1 requires the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

As of the Record Date, the following shares of each class of the Funds were outstanding:

Fund	Number of Shares Outstanding
NestEgg Dow Jones 2010 Target Date Fund	842,293.536
NestEgg Dow Jones 2015 Target Date Fund	1,235,773.310
NestEgg Dow Jones 2020 Target Date Fund	3,307,666.131
NestEgg Dow Jones 2030 Target Date Fund	2,480,879.026
NestEgg Dow Jones 2040 Target Date Fund	2,629,548.593

Voting Requirement

     Proposal 1 requires the affirmative vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Voting on Proposal 1 will be conducted on a fund-wide basis without regard to class.

Adjournment

     In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal.

Effect of Abstentions and Broker Non-Votes

     Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed tellers for the Special Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

OWNERSHIP OF THE FUNDS

     As of the close of business on August 13, 2008, INTRUST Bank owned of record 91.2% of the shares of the NestEgg Dow Jones 2010 Fund, 97.8% of the NestEgg Dow Jones 2015 Fund, 98.5% of the NestEgg Dow Jones 2020 Fund, 95.8% of the NestEgg Dow Jones 2030 Fund, and 96.7% of the NestEgg Dow Jones 2040 Fund, and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST will be able to cast the deciding vote on the Proposal.

     Appendix A sets forth the beneficial owners of more than 5% of each Fund's shares. To the best of the Trust's knowledge, as of August 13, 2008, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Appendix A. The Trustees and officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

     The Funds will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, or oral communication by officers and service providers of the Trust, who will not be paid for these services.

SERVICE PROVIDERS

Investment Adviser and Administrator

     American Independence Financial Services, LLC (the "Adviser"), a Delaware limited liability company, has served as investment adviser to the Funds since March of 2006. The Investment Adviser is located at 335 Madison Avenue, Mezzanine, New York, NY 10017. The Investment Adviser has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds and subject to the general supervision of the Board. It also provides the Funds with ongoing management supervision and policy direction. The Investment Adviser also performs administrative services to the Funds, pursuant to an Administration Agreement.

Underwriter and Sub-Administrator

     The Funds' principal underwriter is Foreside Distribution Services, L.P., Ground Floor, Two Portland Square, Portland, Maine 04101.

       The Sub-Administrator is Vastardis Capital Services, 41 Madison Avenue, 30th Floor, New York, NY 10010.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

     If you would like a copy of the most recent Annual Report, and any more recent semi-annual report, free of charge, visit the Funds' web site at www.nesteggfunds.com, call 1-866-410-2006, or write the Trust at American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York, NY 10017.

By Order of the Board of Trustees,

Eric M. Rubin
President

August 19, 2008

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A BENEFICIAL OWNERS OF TRUST SHARES

EXHIBIT A

As of August 13, 2008, the following persons owned of record or beneficially 5% or more of the following Funds:

Title of Class	Name and Address	Amount and	Percent of Class
	of Beneficial	Nature of
	Owner	Beneficial
		Ownership
NestEgg Dow Jones	NFS LLC FEBO
2010 Fund - I Class	M&I Trust	768,585.823 shares	96.0%
	11270 West Park Pl.
	Milwaukee, WI 53224
NestEgg Dow Jones	Pershing LLC
2010 Fund – A Class	P.O. Box 2053	24,377.719 shares	60.7%
	Jersey City, NJ 07303-
	2052
	Sandra C. Whitworth
	IRA	10,014.257 shares	24.9%
	860 N McQueen
	Rd #1144
	Chandler AZ 85225
	David M. Ricci
	IRA	2,922.125 shares	7.3%
	3886 E. Vallejo Drive
	Gilbert, AZ 85297
	Pershing LLC
	P.O. Box 2053
NestEgg Dow Jones	Jersey City, NJ 07303-
2010 Fund – C Class		1,278.009 shares	100.0%
	2052
NestEgg Dow Jones	NFS LLC FEBO
2015 Fund – I Class	M&I Trust	1,208,631.071 shares	98.2%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	Pershing LLC
2015 Fund – A Class	P.O. Box 2053	1,154.603 shares	43.1%
	Jersey City, NJ 07303-
	2052
	Arrivato Advisors LLC
	Retirement
	MG Trust Company Custodian	981.438 shares
	700 17th Street, Ste. 300
	Denver, CO 80202-3532		36.6%
	Wanda Twomey IRA
	2627 E. Fairchild Street	410.887 shares
	Park City, KS 67219-1580
			15.3%
	Pershing LLC
	P.O. Box 2053	1,920.289 shares
NestEgg Dow Jones	Jersey City, NJ 07303-
2015 Fund – C Class	2052		100.0%
NestEgg Dow Jones	NFS LLC FEBO
2020 Fund - I Class	c/o M&I Trust	3,258,927.593 shares	99.4%
	11270 West Park Pl.
	Milwaukee, WI 53224
NestEgg Dow Jones	MG Trust
2020 Fund – A Class	Custodian or Trustee
	Ward Feed Yard Inc.
	700 17th Street	12,831.696 shares	52.4%
	Denver, CO 80202
	Pershing LLC
	P.O. Box 2053	5,512.673 shares	22.5%
	Jersey City, NJ 07303-
	2052
	NFS LLC
	FBO Jay Jennings	1,675.755 shares	6.8%
	1824 Hillbrook Cir
	Auburn, AL 36830-7581

	MG Trust
	Arrivato Advisors LLC	1,442.061 shares	5.9%
	Retirement
	700 17th Street
	Denver, CO 80202
NestEgg Dow Jones	MG Trust
2020 Fund – C Class	Beck’s Turf Inc. 401k	3,373.007 shares	83.2%
	700 17th Street
	Denver, CO 80202
	John Pileggi
	335 Madison Ave.	681.118 shares	16.8%
	New York, NY 10017

NestEgg Dow Jones	NFS LLC FEBO
2030 Fund - I Class	c/o M&I Trust	2,377,232.179 shares	98.8%
	11270 West Park Pl.
	Milwaukee, WI 53224
NestEgg Dow Jones
2030 Fund – A Class	MG Trust
	Custodian or Trustee
	Ward Feed Yard Inc.	30,552.199 shares	64.8%
	700 17th Street
	Denver, CO 80202
	David M. Ricci
	IRA	5,961.595 shares	12.6%
	3886 E. Vallejo Drive
	Gilbert, AZ 85297
MG Trust Company
Arrivato Advisors LLC
Retirement	4,870.444 shares	10.3%
700 17th Street
Denver, CO 80202

NestEgg Dow Jones	MG Trust
2030 Fund – C Class	Beck’s Turf Inc. 401k	28,061.628 shares	100.0%
	700 17th Street
	Denver, CO 80202
NestEgg Dow Jones	NFS LLC FEBO
2040 Fund - I Class	c/o M&I Trust	2,541,865.183 shares	99.5%
	11270 West Park Pl.
	Milwaukee, WI 53224
NestEgg Dow Jones	MG Trust
2040 Fund – A Class	Custodian or Trustee
	Ward Feed Yard Inc.	32,220.024 shares	45.7%
	700 17th Street
	Denver, CO 80202
	James O. Vanarsdale
	Rollover IRA	24,869.089 shares	35.2%
	501 N Main
	Macksville, KS 67557
	MG Trust Company
	Arrivato Advisors LLC	9,843.232 shares	14.0%
	Retirement
	700 17th Street
	Denver, CO 80202
NestEgg Dow Jones	MG Trust
2040 Fund – C Class	Beck’s Turf Inc. 401k
	700 17th Street
	Denver, CO 80202	2,032.196 shares	68.3%
	Ridge Clearing and
	Outsourcing	943.030 shares	31.7%
	2 Journal Sq. Plaza
	Jersey City, NJ 07306-
	4001

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

[Shareholder Name]
[Address]
[Fund Name]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST
NestEgg Dow Jones 2010 Target Date Fund
NestEgg Dow Jones 2015 Target Date Fund
NestEgg Dow Jones 2020 Target Date Fund
NestEgg Dow Jones 2030 Target Date Fund
NestEgg Dow Jones 2040 Target Date Fund
(each, a "Fund," collectively, the "Funds")

SPECIAL MEETING OF SHAREHOLDERS
September 12, 2008

NestEgg Dow Jones Target Date Funds (the "Funds")

This proxy is solicited on behalf of the Board of Trustees of American Independence Funds Trust, on behalf of each Fund, each a separate series of American Independence Funds Trust. The undersigned hereby appoints John Pileggi, Eric Rubin and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the special meeting of shareholders to be held at 10:00 a.m. Eastern time, on September 12, 2008, at the Funds’ offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse, or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal presented at the Special Meeting, with discretionary power to vote upon such other business as may properly come before the Special Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

Date August 19, 2008

YOUR VOTE IS VERY IMPORTANT. PLEASE
COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY.

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) Change each Fund's fundamental investment objective and related policies so that each Fund is no longer required to conform its asset allocation strategy to the Dow Jones Target Date methodology.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

(2) Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE SIGN AND DATE THE REVERSE SIDE.